EXHIBIT 4.1
                                                                   -----------


                         THIRD SUPPLEMENTAL INDENTURE


         This "Supplemental Indenture", dated as of April 13, 2006, to the Indenture dated as of January 26, 2001, as supplemented by the First Supplemental Indenture dated as of December 19, 2001 and the Second Supplemental Indenture dated as of February 7, 2002 (as supplemented, the "Indenture") among MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership (the "Company"), MeriStar Hospitality Finance Corp., a Delaware corporation ("MeriStar Finance," and, together with the Company, the "Issuers"), MeriStar Hospitality Corporation, a Maryland corporation (the "Parent"), the subsidiary guarantors who are parties thereto (the "Subsidiary Guarantors"), and U.S. Bank Trust National Association, as trustee (the "Trustee").

                             W I T N E S S E T H:

         WHEREAS, the Issuers, the Parent, the Subsidiary Guarantors and the Trustee have heretofore executed and delivered the Indenture, and the Issuers have issued pursuant to the Indenture their 9% Senior Notes due 2008 (the "Notes");

         WHEREAS, Section 9.2 of the Indenture provides that the Issuers, the Parent, the Subsidiary Guarantors and the Trustee may, with the requisite consents of the holders, enter into a supplemental indenture for the purpose of amending certain provisions of the Indenture;

         WHEREAS, the Company has offered to purchase for cash any and all of the outstanding Notes upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement, dated March 29, 2006 (as the same may be amended or supplemented from time to time, the "Statement"), and in the related Consent and Letter of Transmittal (as the same may be amended or supplemented from time to time, together with the Statement, the "Offer"), from each Holder of such Notes;

         WHEREAS, the Offer is conditioned upon, among other things, certain amendments to the Indenture and to the Notes set forth in Article Two, Article Three and Article Four of this Supplemental Indenture (the "Amendments") having been approved by Holders of at least a majority of the outstanding principal amount of the Notes (and a supplemental indenture in respect thereof having been executed and delivered), provided that the Amendments will become operative concurrently with the Mergers (as defined in the Statement) and provided all validly tendered Notes are accepted for purchase pursuant to the Offer upon consummation of the Mergers (the "Acceptance");

         WHEREAS, the Company has received and delivered to the Trustee the consents from Holders of a majority of the outstanding principal amount of the Notes to effect the Amendments;

         WHEREAS,   each  of  the  Issuers,  the  Parent  and  the  Subsidiary
Guarantors have been authorized by resolutions of their General Partner or Board of Directors, as the case may be, to enter into this Supplemental Indenture; and

         WHEREAS, all acts, conditions, proceedings and requirements necessary to make this Supplemental Indenture a valid, binding and legal agreement enforceable in accordance with its terms for the purposes expressed herein, in accordance with its terms, have been duly done and performed;

         NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, the Issuers, the Parent, the Subsidiary Guarantors and the Trustee hereby agree as follows:

                                  ARTICLE ONE

SECTION 1.01.     DEFINITIONS.

         Capitalized terms used in this Supplemental Indenture and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture.

                                  ARTICLE TWO

SECTION 2.01.     AMENDMENTS TO TABLE OF CONTENTS.

         The Table of Contents of the Indenture is amended by deleting the titles to Sections 4.3, 4.5 through and including 4.9, 4.11, 4.12, 4.12A, 4.15 through and including 4.18, 4.18A and 4.21, and inserting, in each case, in lieu thereof the phrase "[intentionally omitted]".

                                 ARTICLE THREE

SECTION 3.01.     ELIMINATION OF CERTAIN DEFINITIONS IN ARTICLE 1.

         Sections 1.1 and 1.2 of the Indenture are amended by deleting all definitions of terms, and references to definitions of terms, that are used exclusively in text of the Indenture and the Notes that are being otherwise eliminated by this Supplemental Indenture.

SECTION 3.02.     ELIMINATION OF CERTAIN PROVISIONS IN ARTICLE 4.

         Article 4 of the Indenture is amended by deleting the text of each of Sections 4.3, 4.5 through and including 4.9, 4.11, 4.12, 4.12A, 4.15 through and including 4.18, 4.18A and 4.21 in its entirety and inserting, in each case, in lieu thereof the phrase "[intentionally omitted]".

SECTION 3.03.     AMENDMENT OF CERTAIN PROVISIONS IN ARTICLE 5.

         Section 5.1 of the Indenture is amended by adding ", Person or entity" after "corporation" in each place it appears in clause (i) and deleting the text of each of clauses (iii) and (iv) in its entirety and, in each case, inserting in lieu thereof the phrase "[intentionally omitted]".

SECTION 3.04.     AMENDMENT OF CERTAIN PROVISIONS IN ARTICLE 6.

         Section 6.1 of the Indenture is amended by:

         (a) deleting the text of each of clauses (4) through and including (8) in its entirety and, in each case, inserting in lieu thereof the phrase "[intentionally omitted]";

         (b) deleting from clause (9) the phrase ", any of the Company's or the Parent's Subsidiaries that would constitute a Significant Subsidiary of the Company or the Parent or any group of the Company's and/or the Parent's Subsidiaries that, taken together, would constitute a Significant Subsidiary of the Company or the Parent," and adding "or" after "the Company" and before "the Parent";

         (c) deleting from clauses (a) and (c) of clause (10) the phrase ", any Subsidiary of the Company or the Parent that is a Significant Subsidiary of the Company or the Parent or any group of the Company's and/or the Parent's Subsidiaries that, taken together, would constitute a Significant Subsidiary of the Company or the Parent" in each place it appears in this clause and adding "or" after "the Company" and before "the Parent" in each place they appear in this clause; and

         (d) deleting clause (b) of clause (10) in its entirety and inserting in lieu thereof "appoints a custodian of the Company or the Parent, or for all or substantially all of the property of the Company or the Parent, or".

SECTION 3.05.     AMENDMENT OF CERTAIN PROVISIONS IN ARTICLE 8.

         Section 8.1 of the Indenture is amended by deleting clause (iii) of clause (b) in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]"; and

         Section 8.4 of the Indenture is amended by deleting the text of each of clauses (b) through and including (g) in its entirety and, in each case, inserting in lieu thereof the phrase "[intentionally omitted]".

SECTION 3.06.     AMENDMENT OF CERTAIN PROVISIONS IN ARTICLE 10.

         Section 10.2 of the Indenture is amended by deleting the text of each of clauses (b) and (c) in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

                                 ARTICLE FOUR

SECTION 4.01.     ELIMINATION OF CERTAIN PROVISIONS IN THE NOTES.

         The Notes are deemed to be amended as follows:

         Section 11 of the Notes is amended by: (a) deleting the text of each of clauses (iv) through and including (viii) in its entirety and inserting, in each case, in lieu thereof the phrase "[intentionally omitted]"; (b) deleting the phrase in clause (ix) ", any of the Company's or the Parent's Subsidiaries that would constitute a Significant Subsidiary or any group of the Company's and/or the Parent's Subsidiaries that, taken together, would constitute a Significant Subsidiary"; and (c) inserting in clause (ix) the word "or" after "the Company" and before "the Parent".

                                 ARTICLE FIVE

SECTION 5.01.     EFFECTIVENESS OF AMENDMENTS TO INDENTURE.

         Notwithstanding  any other provision of this Supplemental  Indenture,
(i) this Supplemental Indenture shall be effective upon its signing by the parties hereto but (ii) the Amendments shall become operative concurrently with the Mergers (as defined in the Statement) and provided all validly tendered Notes are accepted for purchase pursuant to the Offer upon consummation of the Mergers.

SECTION 5.02.     NEW YORK LAW TO GOVERN.

         The internal law of the State of New York shall govern and be used to construe this Supplemental Indenture.

SECTION 5.03.     COUNTERPARTS.

         The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 5.04.     EFFECT OF HEADINGS.

         The Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 5.05.     CONFLICT WITH TRUST INDENTURE ACT.

         If any provision of this Supplemental Indenture limits, qualifies or conflicts with any provision of the Trust Indenture Act that may not be so limited, qualified or conflicted with, such provision of such Act shall control. If any provision of this Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the provision of such Act shall be deemed to apply to the Indenture as so modified or to be excluded by this Supplemental Indenture, as the case may be.

SECTION 5.06.     SEPARABILITY CLAUSE.

         In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.07.     BENEFITS OF SUPPLEMENTAL INDENTURE, ETC.

         Nothing in this Supplemental Indenture, the Indenture or the Notes, express or implied, shall give to any person, other than the parties hereto and thereto and their successors hereunder and thereunder and the Holders of Notes, any benefit of any legal or equitable right, remedy or claim under the Indenture, this Supplemental Indenture or the Notes.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.



                                        ISSUERS:
                                        --------

                                        MERISTAR HOSPITALITY OPERATING
                                        PARTNERSHIP, L.P., a Delaware limited
                                        partnership

                                        By:  MeriStar Hospitality Corporation,
                                        as general partner


                                        By: /s/ Bruce G. Wiles
                                            -----------------------------------
                                            Name:   Bruce G. Wiles
                                            Title:  President



                                        MERISTAR  HOSPITALITY FINANCE CORP., a
                                        Delaware corporation


                                        By: /s/ Bruce G. Wiles
                                            -----------------------------------
                                            Name:   Bruce G. Wiles
                                            Title:  President



                                        PARENT:
                                        -------

                                        MERISTAR  HOSPITALITY  CORPORATION,  a
                                        Maryland corporation


                                        By: /s/ Bruce G. Wiles
                                            -----------------------------------
                                            Name:   Bruce G. Wiles
                                            Title:  President

                                        SUBSIDIARY GUARANTORS:
                                        ----------------------

                                        MERISTAR LP, INC., a Nevada
                                        corporation


                                        By: /s/ Bruce G. Wiles
                                            -----------------------------------
                                            Name:   Bruce G. Wiles
                                            Title:  President


                                        MERISTAR HOTEL LESSEE, INC., a
                                        Delaware corporation


                                        By: /s/ Bruce G. Wiles
                                            -----------------------------------
                                            Name:   Bruce G. Wiles
                                            Title:  President


                                        AGH PSS I, INC., a Delaware corporation


                                        By: /s/ Bruce G. Wiles
                                            -----------------------------------
                                            Name:   Bruce G. Wiles
                                            Title:  President


                                        MERISTAR ACQUISITION COMPANY, L.L.C.,
                                        a Delaware limited liability company

                                        By: MeriStar Hospitality Operating
                                            Partnership, L.P., a Delaware
                                            limited partnership, member

                                            By: MeriStar Hospitality
                                                Corporation, a Maryland
                                                corporation,
                                                general partner

                                                By: /s/ Bruce G. Wiles
                                                    ---------------------------
                                                    Name:   Bruce G. Wiles
                                                    Title:  President

                                        AGH UPREIT LLC, Delaware limited
                                        liability company

                                        By: MeriStar Hospitality Operating
                                            Partnership, L.P., a Delaware
                                            limited partnership, member

                                            By:  MeriStar Hospitality
                                                 Corporation, a Maryland
                                                 corporation,
                                                 general partner

                                                By: /s/ Bruce G. Wiles
                                                    ---------------------------
                                                    Name:   Bruce G. Wiles
                                                    Title:  President



                                        MERISTAR SUB 4C, L.P.
                                        MERISTAR SUB 4G, L.P.
                                        MERISTAR SUB 4F, L.P.
                                        MERISTAR SUB 4E, L.P.
                                        MERISTAR SUB 4H, L.P.
                                        MERISTAR SUB 4B, L.P.
                                        MERISTAR SUB 4I, L.P.
                                        MERISTAR SUB 1E, L.P.
                                        MERISTAR SUB 1D, L.P.
                                        MERISTAR SUB 1C, L.P., each a Delaware
                                        limited partnership

                                        By: MeriStar Hospitality Operating
                                            Partnership, L.P., a Delaware
                                            limited partnership, member

                                            By: MeriStar Hospitality
                                                Corporation, a Maryland
                                                corporation, general partner

                                                By: /s/ Bruce G. Wiles
                                                    ---------------------------
                                                    Name:   Bruce G. Wiles
                                                    Title:  President

                                        MERISTAR SUB 7H, L.L.C.
                                        MERISTAR SUB 1B, L.L.C.
                                        MERISTAR SUB 7G, L.L.C.
                                        MERISTAR SUB 6J, L.L.C.
                                        MERISTAR SUB 6K, L.L.C.
                                        MERISTAR SUB 6I, L.L.C.
                                        MERISTAR SUB 3D, L.L.C.
                                        MERISTAR SUB 5R, L.L.C.
                                        MERISTAR SUB 5A, L.L.C.
                                        MERISTAR SUB 6G, L.L.C.
                                        MERISTAR SUB 3A, L.L.C.
                                        MERISTAR SUB 1A, L.L.C.
                                        MERISTAR SUB 5E, L.L.C.
                                        MERISTAR SUB 5D, L.L.C.
                                        MERISTAR SUB 4J, L.L.C.
                                        CAPSTAR CHERRY HILL COMPANY, L.L.C.
                                        MERISTAR SUB 6C, L.L.C.
                                        MERISTAR SUB 4D, L.L.C.
                                        MERISTAR SUB 6E, L.L.C.
                                        MERISTAR SUB 6D, L.L.C.
                                        MERISTAR SUB 5C, L.L.C.
                                        MERISTAR SUB 7E, L.L.C.
                                        MERISTAR SUB 3C, L.L.C.
                                        MERISTAR SUB 3B, L.L.C.
                                        MERISTAR SUB 8D, L.L.C.
                                        MERISTAR SUB 7F, L.L.C.
                                        MERISTAR SUB 7D, L.L.C.
                                        MERISTAR SUB 8E, L.L.C.
                                        MERISTAR SUB 8C, L.L.C.
                                        MERISTAR SUB 6B, L.L.C.
                                        MERISTAR SUB 6A, L.L.C.
                                        MERISTAR SUB 6F, L.L.C.
                                        MERISTAR SUB 8B, L.L.C.
                                        MERISTAR SUB 5K, LLC
                                        MERISTAR SUB 5H, LLC
                                        MERISTAR SUB 2B, LLC
                                        MERISTAR SUB 2D, LLC
                                        MERISTAR SUB 2C, LLC
                                        MERISTAR SUB 2A, LLC

                                        MERISTAR SUB 7C, LLC
                                        MERISTAR SUB 8G, LLC, each a Delaware
                                        limited liability company


                                        By: MeriStar Hospitality Operating
                                            Partnership, L.P., a Delaware
                                            limited partnership, member

                                            By: MeriStar Hospitality
                                                Corporation, a Maryland
                                                corporation, general partner

                                                By: /s/ Bruce G. Wiles
                                                    ---------------------------
                                                    Name:   Bruce G. Wiles
                                                    Title:  President



                                        MERISTAR SUB 7B, L.P.

                                        By: MeriStar Sub 7C, LLC,
                                            a Delaware limited liability
                                            company, general partner

                                            By: MeriStar Hospitality Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, member

                                                By: /s/ Bruce G. Wiles
                                                    ---------------------------
                                                    Name:   Bruce G. Wiles
                                                    Title:  President

                                        MERISTAR SUB 6L, LLC, a Delaware
                                        limited liability company

                                        By: AGH UPREIT LLC,
                                            a Delaware limited liability
                                            company, member

                                            By: MeriStar Hospitality Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, member

                                                By: MeriStar Hospitality
                                                    Corporation, a Maryland
                                                    corporation, member

                                                By: /s/ Bruce G. Wiles
                                                    ---------------------------
                                                    Name:   Bruce G. Wiles
                                                    Title:  President


                                        MeriStar Hospitality Operating
                                        Partnership, L.P., a Delaware limited
                                        partnership, member

                                        By: MeriStar Hospitality Corporation,
                                            a Maryland corporation, general
                                            partner

                                            By: /s/ Bruce G. Wiles
                                                -------------------------------
                                                Name:   Bruce G. Wiles
                                                Title:  President

                                      MDV LIMITED PARTNERSHIP, a Texas limited partnership
                                      MERISTAR SUB 4A, LTD., a Texas limited
                                      partnership
                                      MERISTAR SUB 5G, LTD., a Florida limited partnership
                                      MERISTAR SUB 6H, L.P., a Delaware limited partnership

                                      By: AGH UPREIT LLC,
                                          a Delaware limited liability company,
                                          their general partner

                                          By: MeriStar Hospitality Operating
                                              Partnership, L.P., a Delaware
                                              limited partnership, member

                                              By: MeriStar Hospitality
                                                  Corporation, a Maryland
                                                  corporation, general partner

                                                  By: /s/ Bruce G. Wiles
                                                      -------------------------
                                                      Name:   Bruce G. Wiles
                                                      Title:  President

                                      MERISTAR SUB 6M COMPANY, a Maryland
                                      general partnership

                                      By: MeriStar Sub 6A, L.L.C.,
                                          a Delaware limited liability company,
                                          partner

                                          By: MeriStar Hospitality Operating
                                              Partnership, L.P., a Delaware
                                              limited partnership, member

                                              By: MeriStar Hospitality
                                                  Corporation, a Maryland
                                                  corporation, general partner

                                                  By: /s/ Bruce G. Wiles
                                                      -------------------------
                                                      Name:   Bruce G. Wiles
                                                      Title:  President


                                      MeriStar Sub 6F, L.L.C., a Delaware
                                      limited liability company, partner

                                          By: MeriStar Hospitality Operating
                                              Partnership, L.P., a Delaware
                                              limited partnership, member

                                              By: MeriStar Hospitality
                                                  Corporation, a Maryland
                                                  corporation, general partner

                                                  By: /s/ Bruce G. Wiles
                                                      -------------------------
                                                      Name:   Bruce G. Wiles
                                                      Title:  President

                                      MERISTAR SUB 7A JOINT VENTURE, an Ohio
                                      general partnership

                                      By: AGH UPREIT LLC,
                                          a Delaware limited liability company,
                                          partner

                                          By: MeriStar Hospitality Operating
                                              Partnership, L.P., a Delaware
                                              limited partnership, member

                                              By: MeriStar Hospitality
                                                  Corporation, a Maryland
                                                  corporation, member

                                                  By: /s/ Bruce G. Wiles
                                                      -------------------------
                                                      Name:   Bruce G. Wiles
                                                      Title:  President


                                      MeriStar Hospitality Operating
                                      Partnership, L.P., a Delaware limited
                                      partnership, member

                                      By: MeriStar Hospitality Corporation,
                                          a Maryland corporation, general
                                          partner

                                          By: /s/ Bruce G. Wiles
                                              ---------------------------------
                                              Name:   Bruce G. Wiles
                                              Title:  President

                                      MERISTAR SUB 8F, LTD., a Texas general
                                      partnership

                                      By: MeriStar Sub 8G, LLC
                                          a Delaware limited liability company,
                                          its general partner

                                          By: MeriStar Hospitality Operating
                                              Partnership, L.P., a Delaware
                                              limited partnership, its managing
                                              member

                                              By: MeriStar Hospitality
                                                  Corporation, a Maryland
                                                  corporation, its general
                                                  partner

                                                  By: /s/ Bruce G. Wiles
                                                      -------------------------
                                                      Name:   Bruce G. Wiles
                                                      Title:  President



                                      MERISTAR SUB 8A, LLC, a Delaware limited liability company

                                      By: AGH UPREIT LLC,
                                          a Delaware limited liability company,
                                          its managing member

                                          By: MeriStar Hospitality Operating
                                              Partnership, L.P., a Delaware
                                              limited partnership, its member

                                              By: MeriStar Hospitality
                                                  Corporation, a Maryland
                                                  corporation, its general
                                                  partner

                                                  By: /s/ Bruce G. Wiles
                                                      -------------------------
                                                      Name:   Bruce G. Wiles
                                                      Title:  President

                                      MERISTAR HOSPITALITY FINANCE CORP. II, a
                                      Delaware corporation


                                      By: /s/ Bruce G. Wiles
                                          ------------------------------------
                                          Name:   Bruce G. Wiles
                                          Title:  President


                                      MERISTAR HOSPITALITY FINANCE CORP. III,
                                      a Delaware corporation


                                      By: /s/ Bruce G. Wiles
                                          ------------------------------------
                                          Name:   Bruce G. Wiles
                                          Title:  President



                                      U.S. BANK TRUST NATIONAL ASSOCIATION, as
                                      Trustee


                                      By: /s/ Thomas E. Tabor
                                          ------------------------------------
                                          Name:   Thomas E. Tabor
                                          Title:  Vice President